Ivy Cash Reserves Fund

Supplement dated May 6, 2005
to the
Statement of Additional Information dated April 30, 2005

The Table of Contents is supplemented to add the section "Portfolio Manager" before the section entitled "Brokerage Allocation and Other Practices."

The following is disclosure regarding the Portfolio Manager:

         Portfolio Manager

         The following table provides information relating the accounts managed by the Fund's portfolio manager, Mira Stevovich, as of December 31, 2004:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$760.8	0	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO's adopted Allocation Procedures.

         IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

         Integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (WDR) that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by IICO.

         Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by WRIMCO and/or IICO, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed and/or Ivy mutual funds, the WDR's 401(k) plan offers Waddell & Reed and/or Ivy mutual funds as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

Ownership of Securities

         As of December 31, 2004, the dollar range of shares of the Ivy Cash Reserves beneficially owned by Ms. Stevovich is $0. The dollar range of shares in the Funds in the Fund Complex beneficially owned by Ms. Stevovich is $50,001 to $100,000.

         A portion of the portfolio manager's compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of December 31, 2004, the dollar range of shares of Ivy Cash Reserves Fund deemed owned by Ms. Stevovich is $0. The dollar range of shares in the Funds in the Fund Complex deemed owned by Ms. Stevovich is $10,001 to $50,000.